UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          May 27, 2004
                                                --------------------------------



Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2004, relating to the Morgan Stanley ABS Capital I Inc. Trust 2004-NC4 Mortgage Pass-Through Certificates, Series 2004-NC4)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     333-113543-03             13-3939229
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)



  1585 Broadway, New York, New York                                 10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code        (212) 761-4000
                                                  ------------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2004-NC4 Mortgage Pass-Through Certificates, Series 2004-NC4. On May 27, 2004, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party, of Morgan Stanley ABS Capital I Inc. Trust 2004-NC4 Mortgage Pass-Through Certificates, Series 2004-NC4 (the "Certificates"), issued in fourteen classes. The Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of May 27, 2004 of $375,839,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Blaylock & Partners, L.P. ("Blaylock") and Utendahl Capital Partners, L.P. ("Utendahl", and together with MS&Co. and Blaylock, the "Underwriters"), pursuant to an Underwriting Agreement dated as of May 21, 2004 by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial  Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------
(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of May 1, 2004, by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 10, 2004                      MORGAN STANLEY ABS CAPITAL I INC.




                                          By:   /s/ Valerie H. Kay
                                          --------------------------------------
                                             Name:  Valerie H. Kay
                                             Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------

4                      Pooling and Servicing Agreement,                (E)
                       dated as of May 1, 2004, by and among
                       the Company, as depositor, HomEq
                       Servicing Corporation, as servicer,
                       Deutsche Bank National Trust Company,
                       as trustee, and NC Capital
                       Corporation, as responsible party.